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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   __________


                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  January 7, 1996


                                LORAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   New York
                ----------------------------------------------
                (State or other jurisdiction of incorporation)


                 1-4238                          13-1718360
                 ------                      -----------------
        (Commission File Number)       (IRS Employer Identification No.)


             600 Third Avenue, New York, New York            10016
             -----------------------------------------      ------
            (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code:  212-697-1105
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ITEM 5.  OTHER EVENTS

          On January 7, 1996, Loral Corporation ("Loral" or the "Company") and Lockheed Martin Corporation ("Lockheed Martin") entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") among the Company, Lockheed Martin and LAC Acquisition Corporation, a wholly-owned subsidiary of Lockheed Martin ("LAC"), providing for the transactions that will result in the Company becoming a subsidiary of Lockheed Martin and the spin-off by the Company of its space and telecommunications businesses, including the Company's direct and indirect interests in Globalstar, L.P., Space Systems/Loral, Inc. and other affiliated businesses, to the Company's shareholders (the "Spin-Off"). Under the terms of the Merger Agreement, LAC commenced a cash tender offer on January 12, 1996 for all outstanding shares of common stock, par value $.25 per share, of the Company (the "Common Stock") at a price of $38.00 per share. Consummation of the tender offer is subject to, among other things, at least two-thirds of the shares of Common Stock, determined on a fully-diluted basis, being validly tendered and not withdrawn prior to the expiration of the tender offer, applicable regulatory approvals and the occurrence of the Spin-Off Record Date (as defined below). A copy of each of the Merger Agreement and the joint press release of the Company and Lockheed Martin announcing the transaction is filed as Exhibit 2.1 and Exhibit 99.1 hereto, respectively, and incorporated by reference herein.

          Concurrently with the execution of the Merger Agreement, the Company, certain wholly-owned subsidiaries of the Company and Lockheed Martin, entered into the Restructuring, Financing and Distribution Agreement (the "Distribution Agreement"), which provides, among other things, for (i) the transfer of Loral's space and telecommunications businesses to Loral Space & Communications Ltd., a Bermuda company ("Loral Space"), (ii) the distribution of all of the shares of Loral Space common stock to holders of Common Stock and persons entitled to acquire shares of Common Stock, each as of a record date (the "Spin-Off Record Date") to be declared by the Board of Directors of Loral and to be a date on or immediately prior to the consummation of the tender offer and (iii) Lockheed Martin will fund $344 million for preferred stock convertible into a 20% equity interest in Loral Space, to be retained by Loral following the Spin-Off and the merger. A copy of the Distribution Agreement is filed as Exhibit 2.2 hereto and incorporated by reference herein.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)  EXHIBITS

     Exhibit 2.1 Agreement and Plan of Merger dated as of January 7, 1996 among Loral Corporation, Lockheed Martin Corporation and LAC Acquisition Company (incorporated by reference to Exhibit 7 of the Company's Solicitation/Recommendation Statement on
                  Schedule 14d-9 dated January 12, 1996)

     Exhibit 2.2 Restructuring, Financing and Distribution Agreement, dated as of January 7, 1996 among Loral Corporation, Loral Telecommunications Acquisition, Inc., certain wholly-owned subsidiaries of Loral Corporation and Lockheed Martin Corporation (incorporated by reference to Exhibit 8 of the Company's Solicitation/Recommendation Statement on Schedule 14d-9 dated January 12, 1996)

     Exhibit 99.1 Press release of Loral Corporation and Lockheed Martin
                  Corporation dated January 8, 1996 (incorporated by reference to Exhibit 16 of the Company's Solicitation/Recommendation Statement on Schedule 14d-9 dated January 12, 1996)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LORAL CORPORATION
                                          (Registrant)

Date:  January 16, 1996                By: /s/ Michael B. Targoff
                                          -----------------------
                                           Michael B. Targoff
                                           Senior Vice President
                                            and Secretary

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                                 EXHIBIT INDEX

          Exhibit 2.1 Agreement and Plan of Merger dated as of January 7, 1996 among Loral Corporation, Lockheed Martin Corporation and LAC Acquisition Company (incorporated by reference to
                        Exhibit 7 of the Company's Solicitation/Recommendation Statement on Schedule 14d-9 dated January 12, 1996)

          Exhibit 2.2 Restructuring, Financing and Distribution Agreement, dated as of January 7, 1996 among Loral Corporation, Loral Telecommunications Acquisition, Inc., certain wholly-owned subsidiaries of Loral Corporation and Lockheed Martin Corporation (incorporated by reference to Exhibit 8 of the Company's
                        Solicitation/Recommendation Statement on Schedule 14d-9 dated January 12, 1996)

          Exhibit 99.1 Press release of Loral Corporation and Lockheed Martin Corporation dated January 8, 1996 (incorporated by reference to Exhibit 16 of the Company's
                        Solicitation/Recommendation Statement on Schedule 14d-9 dated January 12, 1996)

                                       5